FORUM FUNDS

Dover Responsibility Fund

Supplement dated June 10, 2008

to the Prospectus dated March 1, 2008

On May 29, 2008, the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) approved a plan to liquidate and terminate the Dover Responsibility Fund (“Fund”), upon recommendation by Dover Investment Management, LLC (“Adviser”), the manager to the Trust. Given the limited number of shareholders currently in the Fund and the anticipated growth of the shareholder base, the Adviser does not believe that it can continue to operate the Fund in a cost effective manner. As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

In anticipation of the liquidation, the Fund will stop accepting purchases or exchanges into the Fund on or about May 29, 2008. On or about June 30, 2008 (the “Liquidation Date”), the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Once the distribution is complete, the Fund will terminate.

Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the Dover Long/Short Sector Fund (no sales load will be charged). You also may redeem your shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchange and redemption are taxable events.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact a Dover Investment Management customer service representative at (888) DOVER-55.